NUVEEN LARGE CAP VALUE FUND

SUPPLEMENT DATED APRIL 10, 2012

TO THE SUMMARY PROSPECTUS DATED

FEBRUARY 29, 2012

Cori B. Johnson, CFA, Gerald C. Bren, CFA, and Derek M. Sadowsky have been named portfolio managers of the fund, replacing the fund’s current portfolio managers, effective immediately. Ms. Johnson and Mr. Bren are each a Senior Vice President of Nuveen Asset Management, LLC. Mr. Sadowsky is a Vice President of Nuveen Asset Management, LLC.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NLCVS-0412P